United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 5, 2020
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2020, Louisiana-Pacific Corporation (the “Company”) entered into an amendment to its amended and restated credit agreement (the “Amended Credit Facility”), among the Company, as borrower, the guarantors from time to time party thereto, American AgCredit, PCA (the “Agent”) as Administrative Agent and Sole Lead Arranger, the lenders from time to time party thereto and CoBank, ACB, as letter of credit issuer. The Amended Credit Facility amends and restates the Company’s existing credit agreement, dated as of June 27, 2019, to, among other things, (i) add an incremental $200 million revolving commitment tranche with a maturity date of May 1, 2023, (ii) change the maximum capitalization ratio covenant, determined as outstanding debt less unrestricted cash to total capitalization, from 50% to 57.5%, (iii) add a minimum consolidated net worth covenant of not less than $475 million plus 70% of consolidated net income after December 31, 2019, without a deduction for net losses.

The Company’s existing and future material domestic subsidiaries, subject to certain limited exceptions, are required to be guarantors under the Amended Credit Facility, and the obligations of the Company under the Amended Credit Facility are secured by a lien on substantially all of the personal property of the Company and each guarantor. The foregoing description of the Amended Credit Facility is qualified in its entirety by reference to the Amended Credit Facility, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On May 5, 2020, the Company issued a press release announcing financial results for the three months ended March 31, 2020, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01

On May 5, 2020, the Company announced that its Board of Directors has declared a regular quarterly cash dividend of $0.145 per share of the Company's common stock. The dividend will be payable on June 1, 2020 to stockholders of record as of May 15, 2020.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1
First Amendment to Amended and Restated Credit Agreement, dated May 1, 2020, among the Company, as borrower, American AgCredit PCA, as administrative agent, CoBank, ACB, as letter of credit issuer and lenders and voting participants party thereto.

99.1	Press release issued by the Company on May 5, 2020 regarding results for the three months ended March 31, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: May 5, 2020